FBR Securitization Trust 2005-4
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-4	No MI Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	54	15,791,662.83	1.87	5.439	687	76.62
5.501 - 6.000	313	84,940,396.01	10.08	5.860	666	77.50
6.001 - 6.500	677	179,765,447.05	21.33	6.331	662	78.00
6.501 - 7.000	978	235,131,470.20	27.90	6.807	652	79.21
7.001 - 7.500	557	118,464,503.42	14.05	7.292	633	78.92
7.501 - 8.000	401	79,764,399.33	9.46	7.767	610	80.34
8.001 - 8.500	173	28,636,956.58	3.40	8.314	589	81.41
8.501 - 9.000	166	24,337,888.48	2.89	8.800	602	85.03
9.001 - 9.500	153	13,972,907.38	1.66	9.319	645	91.74
9.501 - 10.000	556	34,638,484.32	4.11	9.846	668	96.83
10.001 - 10.500	172	11,176,711.79	1.33	10.382	655	98.82
10.501 - 11.000	222	12,610,370.88	1.50	10.878	644	99.30
11.001 - 11.500	71	3,492,772.82	0.41	11.188	618	96.23
11.501 - 12.000	3	183,755.27	0.02	11.600	610	93.48

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

Min: 5.280
Max: 11.600
Weighted Average: 7.146

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	448	14,914,144.75	1.77	10.156	669	98.21
50,000.01 - 100,000.00	1,138	85,574,973.99	10.15	8.807	649	89.45
100,000.01 - 150,000.00	686	84,413,889.65	10.01	7.460	641	80.66
150,000.01 - 200,000.00	477	83,775,129.20	9.94	7.054	635	76.89
200,000.01 - 250,000.00	438	98,496,727.12	11.69	6.854	641	78.24
250,000.01 - 300,000.00	405	110,456,071.20	13.10	6.750	643	77.64
300,000.01 - 350,000.00	295	95,691,838.20	11.35	6.781	647	78.90
350,000.01 - 400,000.00	232	87,083,390.79	10.33	6.760	653	80.40
400,000.01 - 450,000.00	165	70,215,821.50	8.33	6.689	662	79.75
450,000.01 - 500,000.00	106	50,162,036.11	5.95	6.883	640	81.57
500,000.01 - 550,000.00	46	24,154,751.86	2.87	6.787	658	82.56
550,000.01 - 600,000.00	30	17,241,134.52	2.05	6.927	645	81.24
600,000.01 - 650,000.00	14	8,816,627.82	1.05	6.919	634	78.75
650,000.01 - 700,000.00	5	3,381,405.23	0.40	6.698	653	80.00
700,000.01 - 750,000.00	7	5,025,662.20	0.60	6.666	677	83.95
750,000.01 - 800,000.00	2	1,585,453.77	0.19	6.869	615	74.44
900,000.01 - 950,000.00	1	918,668.45	0.11	6.620	643	85.00
950,000.01 - 1,000,000.00	1	1,000,000.00	0.12	7.120	622	71.43

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

Min: $12,381.21
Max: $1,000,000.00
Average: $187,479.48

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	No MI Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 — 24 mo. IO	1,377	400,347,450.31	47.50	6.713	659	79.83
ARM 2/28	1,605	308,374,198.12	36.58	7.111	623	78.57
Balloon 30/15	1,111	66,663,529.42	7.91	10.079	677	99.83
Fixed 30 yr	256	38,200,936.66	4.53	7.120	634	74.42
ARM 3/27 — 36 mo. IO	51	14,238,390.82	1.69	6.543	657	76.63
ARM 3/27	33	6,219,238.31	0.74	6.941	641	78.07
Fixed 30 yr — 60 mo. IO	21	5,839,771.44	0.69	6.642	683	78.56
Fixed 15 yr	42	3,024,211.28	0.36	7.970	658	73.43

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable	3,066	729,179,277.56	86.51	6.880	644	79.22
Balloon	1,111	66,663,529.42	7.91	10.079	677	99.83
Fixed	319	47,064,919.38	5.58	7.116	642	74.87

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV

Not Covered	4,496	842,907,726.36	100.00	7.146	646	80.61

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

2	775	147,676,763.82	17.52	7.077	649	81.43
3	2,191	413,505,159.60	49.06	7.142	646	80.65
4	1,447	265,971,538.75	31.55	7.196	646	80.19
5	49	8,180,986.44	0.97	7.372	622	80.22
6	17	3,252,294.49	0.39	7.162	592	76.56
7	11	3,212,931.25	0.38	6.165	657	75.56
8	5	1,036,077.23	0.12	7.305	521	83.45
9	1	71,974.78	0.01	9.400	564	80.00

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

Min: 2
Max: 9
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	3,367	775,465,129.02	92.00	6.891	643	78.94
2	1,129	67,442,597.34	8.00	10.080	677	99.83

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	No MI Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

10.01 - 15.00	1	56,893.93	0.01	8.420	509	10.65
15.01 - 20.00	1	75,001.00	0.01	6.590	644	17.86
20.01 - 25.00	4	256,331.65	0.03	7.756	587	21.14
25.01 - 30.00	4	578,554.23	0.07	6.356	651	28.30
30.01 - 35.00	10	1,476,672.74	0.18	6.669	627	32.84
35.01 - 40.00	11	1,420,497.39	0.17	6.754	575	38.15
40.01 - 45.00	19	2,896,333.27	0.34	6.800	610	42.43
45.01 - 50.00	25	5,665,332.29	0.67	6.761	608	48.49
50.01 - 55.00	26	5,147,478.37	0.61	7.004	580	52.56
55.01 - 60.00	46	9,778,931.91	1.16	7.021	603	58.10
60.01 - 65.00	59	14,452,637.35	1.71	6.938	593	63.14
65.01 - 70.00	140	33,822,622.68	4.01	7.052	600	68.38
70.01 - 75.00	175	41,964,668.52	4.98	7.190	600	73.84
75.01 - 80.00	2,515	564,408,252.36	66.96	6.746	654	79.89
80.01 - 85.00	76	24,665,555.12	2.93	7.242	623	84.32
85.01 - 90.00	105	35,443,579.50	4.20	7.288	636	89.68
90.01 - 95.00	179	33,457,797.43	3.97	8.212	638	94.90
95.01 - 100.00	1,100	67,340,586.62	7.99	10.026	677	99.97

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

Min: 10.65
Max: 100.00
Weighted Average: 80.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	107	20,040,876.06	2.38	8.305	510	72.02
520 - 539	104	20,469,681.99	2.43	7.949	530	74.97
540 - 559	101	20,962,905.47	2.49	7.709	551	73.82
560 - 579	158	35,838,683.25	4.25	7.370	570	75.73
580 - 599	311	62,635,276.19	7.43	7.025	590	76.78
600 - 619	412	86,034,584.95	10.21	7.051	610	80.83
620 - 639	753	130,327,169.08	15.46	7.229	629	81.25
640 - 659	750	132,139,745.03	15.68	7.226	649	81.90
660 - 679	564	104,438,657.91	12.39	6.990	669	81.40
680 - 699	427	76,641,855.47	9.09	7.006	689	82.66
700 - 719	349	67,284,811.92	7.98	6.890	708	82.77
720 - 739	210	41,830,455.98	4.96	6.863	729	82.75
740 - 759	139	26,920,756.83	3.19	6.990	748	82.58
760 - 779	85	13,532,489.22	1.61	6.855	768	83.02
780 - 799	18	2,793,560.33	0.33	6.924	790	83.73
800 - 819	8	1,016,216.68	0.12	7.179	805	81.66

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

Min: 500
Max: 814
NZ Weighted Average: 646

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4	No MI Loans
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Purchase	3,164	534,436,873.92	63.40	7.175	664	83.00
Cashout Refinance	1,268	297,503,907.81	35.29	7.094	616	76.33
Rate/Term Refinance	64	10,966,944.63	1.30	7.174	625	79.97

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	3,358	637,337,667.75	75.61	7.153	644	80.40
PUD	548	92,867,575.87	11.02	7.176	642	81.17
Condo	459	79,295,000.19	9.41	7.070	660	81.63
Duplex	109	24,732,424.06	2.93	7.103	658	80.56
3-4 Family	22	8,675,058.49	1.03	7.154	654	80.69

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	2,998	520,252,397.18	61.72	7.472	658	82.04
Full	1,478	317,941,857.96	37.72	6.617	627	78.30
Limited	20	4,713,471.22	0.56	6.858	629	77.61

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	4,350	811,862,127.65	96.32	7.139	646	80.63
Non-Owner Occupied	133	26,863,512.01	3.19	7.419	652	80.26
Second Home	13	4,182,086.70	0.50	6.787	660	79.34

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	No MI Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

Arizona	136	17,045,927.04	2.02	7.168	660	81.74
California	2,145	528,446,804.50	62.69	7.033	650	80.13
Colorado	122	19,036,074.27	2.26	7.062	624	81.87
Connecticut	12	1,604,203.85	0.19	7.620	608	78.82
Florida	284	44,612,207.30	5.29	7.376	640	79.91
Hawaii	25	9,170,065.09	1.09	6.936	637	79.29
Illinois	532	78,593,196.97	9.32	7.454	651	82.50
Indiana	11	1,417,692.51	0.17	7.104	664	93.48
Kansas	10	1,528,430.20	0.18	7.911	641	78.74
Louisiana	1	154,647.70	0.02	6.625	552	80.00
Michigan	38	3,982,285.15	0.47	7.744	630	82.63
Minnesota	80	15,258,363.07	1.81	6.617	638	78.33
Missouri	91	11,532,287.22	1.37	7.589	635	83.66
Nevada	100	18,566,073.17	2.20	7.226	648	81.62
New Mexico	2	274,267.13	0.03	6.854	636	82.86
Oklahoma	46	3,918,053.39	0.46	7.592	611	79.44
Oregon	21	3,941,339.62	0.47	6.948	650	81.93
South Carolina	2	129,728.58	0.02	8.312	640	83.98
Tennessee	4	259,452.15	0.03	7.183	654	84.31
Texas	707	67,324,731.68	7.99	7.493	626	81.19
Utah	78	8,220,280.99	0.98	7.340	637	81.62
Washington	29	4,961,036.06	0.59	6.770	653	81.76
Wisconsin	20	2,930,578.72	0.35	7.735	629	83.59

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	940	147,061,275.35	17.45	7.558	646	82.16
12	169	43,319,109.12	5.14	7.226	650	80.87
24	3,054	599,122,443.62	71.08	7.060	646	80.65
36	333	53,404,898.27	6.34	6.920	649	75.68

Total:	4,496	842,907,726.36	100.00	7.146	646	80.61

Loans with Penalty: 82.55

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) — ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	1	307,445.01	0.04	7.650	566	80.00
3.501 - 4.000	111	18,060,447.40	2.48	6.941	653	79.37
4.001 - 4.500	46	8,018,729.73	1.10	6.992	661	80.25
4.501 - 5.000	19	6,807,553.41	0.93	6.761	640	81.60
5.001 - 5.500	4	921,704.65	0.13	6.751	614	80.00
5.501 - 6.000	2,543	610,839,140.61	83.77	6.804	652	79.90
6.001 - 6.500	159	41,516,383.85	5.69	7.188	590	75.21
6.501 - 7.000	127	30,501,582.33	4.18	7.470	578	73.77
7.001 - 7.500	56	12,206,290.57	1.67	8.072	564	70.08

Total:	3,066	729,179,277.56	100.00	6.880	644	79.22

Min: 3.500
Max: 7.470
Weighted Average (>0): 5.982

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	No MI Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

11.001 - 11.500	20	4,664,509.38	0.64	5.433	691	77.78
11.501 - 12.000	133	32,894,871.58	4.51	5.834	655	76.95
12.001 - 12.500	281	64,397,219.66	8.83	6.169	657	78.12
12.501 - 13.000	580	128,170,180.71	17.58	6.435	650	78.10
13.001 - 13.500	666	165,280,306.44	22.67	6.658	653	78.52
13.501 - 14.000	761	195,561,322.49	26.82	7.041	646	79.82
14.001 - 14.500	306	73,748,521.20	10.11	7.531	623	79.84
14.501 - 15.000	202	42,374,454.66	5.81	8.172	609	82.57
15.001 - 15.500	70	13,105,646.62	1.80	8.635	598	84.17
15.501 - 16.000	34	7,580,170.81	1.04	9.357	578	84.15
16.001 - 16.500	7	804,196.69	0.11	9.520	605	89.18
16.501 - 17.000	1	185,213.81	0.03	10.700	578	70.00
17.001 - 17.500	4	352,720.58	0.05	11.374	523	68.87
17.501 - 18.000	1	59,942.93	0.01	11.600	523	80.00

Total:	3,066	729,179,277.56	100.00	6.880	644	79.22

Min: 11.280
Max: 17.600
Weighted Average (>0): 13.449

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	54	15,791,662.83	2.17	5.439	687	76.62
5.501 - 6.000	307	83,905,034.01	11.51	5.860	666	77.57
6.001 - 6.500	607	163,785,050.31	22.46	6.334	662	78.53
6.501 - 7.000	916	224,945,759.14	30.85	6.809	652	79.38
7.001 - 7.500	505	111,182,064.40	15.25	7.291	632	79.35
7.501 - 8.000	351	73,620,766.13	10.10	7.765	609	80.63
8.001 - 8.500	143	25,466,715.27	3.49	8.311	583	81.14
8.501 - 9.000	112	19,628,448.81	2.69	8.788	585	83.35
9.001 - 9.500	39	5,602,460.96	0.77	9.210	570	82.36
9.501 - 10.000	23	4,391,121.69	0.60	9.761	538	78.25
10.001 - 10.500	3	262,316.69	0.04	10.199	537	77.15
10.501 - 11.000	1	185,213.81	0.03	10.700	578	70.00
11.001 - 11.500	4	352,720.58	0.05	11.374	523	68.87
11.501 - 12.000	1	59,942.93	0.01	11.600	523	80.00

Total:	3,066	729,179,277.56	100.00	6.880	644	79.22

Min: 5.280
Max: 11.600
Weighted Average (>0): 6.881

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	1,637	314,333,707.89	43.11	7.109	623	78.56
1.500	1,429	414,845,569.67	56.89	6.707	659	79.72

Total:	3,066	729,179,277.56	100.00	6.880	644	79.22

Min: 1.000
Max: 1.500
Weighted Average (>0): 1.284

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-4 Friedman Billings Ramsey	No MI Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	3,066	729,179,277.56	100.00	6.880	644	79.22

Total:	3,066	729,179,277.56	100.00	6.880	644	79.22

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Months to Next Adjustment	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

16	5	1,036,077.23	0.14	7.305	521	83.45
17	6	2,306,266.15	0.32	6.017	662	75.73
18	13	2,916,940.58	0.40	6.982	591	75.59
19	29	6,725,110.92	0.92	7.222	613	79.61
20	937	221,135,672.94	30.33	6.930	644	78.73
21	1,484	351,421,297.61	48.19	6.889	644	79.52
22	508	123,180,283.00	16.89	6.795	645	79.71
29	2	682,613.13	0.09	5.421	633	66.97
31	2	358,217.25	0.05	6.101	663	59.12
32	29	6,417,763.04	0.88	6.827	633	79.51
33	33	8,121,419.06	1.11	6.634	649	74.54
34	18	4,877,616.65	0.67	6.716	684	80.79

Total:	3,066	729,179,277.56	100.00	6.880	644	79.22

Min: 16
Max: 34
Weighted Average: 21

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.